UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 13, 2014

FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

Montana	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

401 North 31st Street, Billings, MT	59116
(Address of principal executive offices)	(Zip Code)

(406) 255-5390

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒          Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                  Other Events.

As previously announced, on February 10, 2014, First Interstate BancSystem, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) to acquire Mountain West Financial Corp. (“Mountain West”), a Montana-based bank holding company that operates one wholly-owned subsidiary bank, Mountain West Bank, National Association. Consummation of the merger contemplated by the Merger Agreement is subject to several conditions, including receipt of applicable regulatory approvals, the Company’s registration statement on Form S-4 covering the issuance in the merger of the Company’s shares to stockholders of Mountain West having become effective under the applicable rules of the Securities and Exchange Commission, and approval by the stockholders of Mountain West of the Merger Agreement and merger.  The Company’s registration statement on Form S-4 has been declared effective, and on May 13, 2014, the Company was informed by Mountain West that, at its special meeting of stockholders held for the purpose on such date, the Merger Agreement and the merger to be effected pursuant thereto was approved by the Mountain West stockholders.  The Company and Mountain West continue to pursue the necessary and applicable regulatory approvals for the merger, which are anticipated to be received in the third calendar quarter of 2014.  No assurance can be given, however, as to when the regulatory approvals may be obtained, if at all, or that the merger will be consummated when and as currently contemplated.

Cautionary Note Regarding Forward Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties.  Any statements about the Company’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements.  Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may” or similar expressions.  Such forward-looking statements include statements about expectations and intentions that are not historical facts.  Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements, including the possibility that the merger does not close when expected or at all because required regulatory or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all.

All forward-looking statements attributable to the Company, the combined company or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements set forth above.  Forward-looking statements speak only as of the date they are made and the Company does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws.  If the Company updates one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements.

Additional Information About the Merger with First Interstate and Where to Find It

The Company has filed with the Securities and Exchange Commission (the “SEC”) a proxy statement/prospectus and other relevant materials in connection with the merger, including the Merger Agreement, which has also been filed with the SEC on Form 8-K.  The proxy statement/prospectus was mailed to the stockholders of Mountain West in advance of the special meeting.  Investors are urged to read the proxy statement/prospectus and the other relevant materials because they contain important information about Mountain West, the Company and the merger.

The proxy statement/prospectus and other relevant materials, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, investors may obtain free copies of the documents filed by the Company with the SEC by contacting Amy Anderson, First Interstate BancSystem, Inc., 401 N. 31st Street, Billings, MT, 59101; telephone 406-255-5390.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2014

FIRST INTERSTATE BANCSYSTEM, INC.

	By:	/s/ ED GARDING
Ed Garding
President and Chief Executive Officer